Exhibit 10.2

COMMERCIAL LEASE USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED. ©Texas Association of REALTORS®, Inc. 2022 1207 N FM 3083 Rd CONCERNING THE LEASED PREMISES AT Conroe, TX 77304 between Charles E Webb Jr Family Partnership LTD (Landlord) and Olenox Corp. (Tenant). Table of Contents No. Paragraph Description Pg. Parties .......................................................... 2 Leased Premises ......................................... 2 Term ............................................................ 2 Rent and Expenses ..................................... 3 Security Deposit ........................................... 5 Taxes ............................................................ 6 Utilities .......................................................... 6 Insurance ...................................................... 7 Use and Hours ............................................. 7 Legal Compliance ......................................... 7 Signs ............................................................ 8 Access By Landlord ...................................... 8 Move - In Condition ........................................ 9 Move - Out Condition ..................................... 9 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. 21. Maintenance and Repairs ........................ 9 Alterations .................................................... 11 Liens ............................................................. 11 Liability ......................................................... 11 Indemnity ...................................................... 11 Default .......................................................... 11 Abandonment, Interruption of Utilities, Removal of Property and Lockout ................ 12 Holdover ....................................................... 12 Landlord's Lien and Security Interest ........... 12 Assignment and Subletting ........................... 12 Relocation .................................................... 13 Subordination ............................................... 13 Estoppel Certificates and Financial Info . ...... 13 Casualty Loss ............................................... 13 Condemnation .............................................. 14 Attorney's Fees ............................................. 14 Representations ........................................... 14 Brokers ......................................................... 14 Addenda ....................................................... 15 Notices ......................................................... 15 Special Provisions ........................................ 16 Agreement of Parties ................................... 16 Effective Date ............................................... 16 License Holder Disclosure ............................ 17 22. 23. 24. 25. 26. 27. 28. 29. 30. 31. 32. 33. 34. 35. 36. 37. 38. ADDENDA & EXHIBITS (check all that apply) Exhibit Exhibit Exhibit Commercial Property Condition Statement (TXR - 1408) Commercial Lease Addendum for Broker's Fee (TXR - 2102) Commercial Lease Addendum for Option to Extend Term (TXR - 2104) Commercial Lease Addendum for Tenant's Right of First Refusal (TXR - 2105) Commercial Lease Addendum for Percentage Rent (TXR - 2106) Commercial Lease Addendum for Parking (TXR - 2107) Commercial Landlord's Rules and Regulations (TXR - 2108) Commercial Lease Guaranty (TXR - 2109) Commercial Lease Addendum for Tenant's Option for Additional Space (TXR - 2110) Commercial Lease Construction Addendum (TXR - 2111) or (TXR - 2112) Commercial Lease Addendum for Contingencies (TXR - 2119) Information About Brokerage Services (TXR - 2501) (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 1 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

COMMERCIAL LEASE USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, IS NOT AUTHORIZED. ©Texas Association of REALTORS®, Inc. 2020 1. PARTIES: The parties to this lease are: Landlord: Charles E Webb Jr Family Partnership LTD ; and Tenant: Olenox Corp. . 2. LEASED PREMISES: A. Landlord leases to Tenant the following described real property, known as the "leased premises," along with all its improvements (Check only one box) : X (1) Multiple - Tenant Property : Suite or Unit Number 1 containing approximately 18852 square feet of rentable area ("rsf") in (project name) at 1207 N FM 3083 Rd (address) in Conroe (city) , Montgomery (county) , Texas, which is legally described on attached Exhibit or as follows: A0002 - Allen W S, Tract 1B1 - A, Acres 2.821 . (2) Single - Tenant Property : The real property containing approximately square feet of rentable area ("rsf") at: (address) in (city) , (county) , Texas, which is legally described on attached Exhibit or as follows: . B. If Paragraph 2A(1) applies: (1) "Property" means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and (2) the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property. The rentable area will X will not be adjusted if re - measured. 3. TERM: A. Term : The term of this lease is up to 24 months and days, commencing on: (Commencement Date) and ending on the earlier of 9/30/2027 or when Tenant closes building purchase (Expiration Date). B. Delay of Occupancy : If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Landlord will not be liable to Tenant (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 2 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

Base Monthly Rent $ Rate per rentable square foot (optional) Dates $ Annual Rate $ Monthly Rate To From / rsf / year / rsf / month / rsf / year / rsf / month / rsf / year / rsf / month / rsf / year / rsf / month / rsf / year / rsf / month / rsf / year / rsf / month 1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 for such delay and this lease will remain enforceable . In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged . If Tenant is unable to occupy the leased premises after the 10 th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant . This Paragraph 3 B does not apply to any delay in occupancy caused by cleaning or repairs . C. Certificate of Occupancy : Unless the parties agree otherwise, Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body. 4. RENT AND EXPENSES: A. Base Monthly Rent : On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit or as follows: B. Additional Rent : In addition to the base monthly rent, Tenant will pay Landlord the expense reimbursement detailed in Paragraph 4 J (if applicable) and all other amounts, as provided by the attached (Check all that apply . ) : (1) Commercial Lease Addendum for Percentage Rent (TXR - 2106) (2) Commercial Lease Addendum for Parking (TXR - 2107) (3) All amounts payable under the applicable addenda are deemed to be ''rent" for the purposes of this lease. C. First Full Month's Rent : The first full monthly rent is due on or before September 26, 2025 . D. Prorated Rent : If the Commencement Date is on a day other than the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction : the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences . The prorated rent is due on or before the Commencement Date . E. Place of Payment : Tenant will remit all amounts due to Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing : Name: Charles E Webb Jr Family Partnership LTD Address: PO Box 242 Conroe, TX 77305 (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 3 of 18 1207 N FM 3083 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 F. Method of Payment : Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease . If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds . This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant's failure to make timely payments with good funds . G. Late Charges : If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due, Tenant will pay Landlord a late charge equal to 10 % of the amount due . In this paragraph, the mailbox is not the agent for receipt for Landlord . The late charge is a cost associated with the collection of rent and Landlord's acceptance of a late charge does not waive Landlord's right to exercise remedies under Paragraph 20 . H. Returned Checks : Tenant will pay $ 65 . 00 for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment . I. Application of Funds : Regardless of any notation on a payment, Landlord may apply funds received from Tenant first to any non - rent obligations of Tenant, including but not limited to : late charges and returned check charges, repairs, brokerage fees, periodic utilities and thereafter to rent . (Check box only if Tenant reimburses Landlord for some or all expenses. Do not check for "gross" leases.) J. Expense Reimbursement . In addition to base monthly rent stated in Paragraph 4 A, Tenant will pay Landlord the expense reimbursement described in this Paragraph 4 J . Tenant will pay the expense reimbursement as additional rent each month at the time the base - monthly rent is due . All amounts payable under this Paragraph 4 J are deemed to be "rent" for the purposes of this lease . (1) Reimbursable Periods . Additional rent under this Paragraph 4J is due for all months listed in the chart in Paragraph 4A, even if the base monthly rent is zero. (2) Definitions : (a) "Tenant's pro rata share" is %. (b) "CAM" means all of Landlord's expenses reasonably incurred to maintain, repair, operate, manage, and secure the Property (for example, security, lighting, painting, cleaning, decorations, utilities, trash removal, pest control, promotional expenses, and other expenses reasonably related the Property's operations) ; including all expenses incurred by Landlord under Paragraph 15 , but not including expenses for structural components and roof replacement ; CAM does not include capital expenditures, interest, depreciation, tenant improvements, insurance, taxes, or brokers' leasing fees . Notwithstanding the foregoing, CAM does include the amortized costs incurred by Landlord in making capital improvements or other modifications to the Property to the extent such improvements or modifications reduce CAM overall . These costs will be amortized over the useful life of the improvement or modification on a straight - line basis ; however, in no event will the charge for such amortization included in CAM exceed the actual reduction in CAM achieved by the improvements and modifications . (c) "Insurance" means Landlord's costs to insure the leased premises and the Property including but not limited to insurance for casualty loss, general liability, and reasonable rent loss . (d) "Taxes" means the real property ad valorem taxes assessed against the leased premises and Property inclusive of all general and special assessments and surcharges . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 4 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

Projected Expenses $ Annual Rate $ Monthly Rate / rsf / year / rsf / month 1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 (e) "Structural" means all of Landlord's expenses reasonably incurred to maintain, repair, and replace the roof, foundation, exterior walls, load bearing walls and other structural components of the Property . (f) "Roof" means all roofing components including, but not limited to decking, flashing, membrane, and skylights . (3) Method : The additional rent under this Paragraph 4J will be computed under the following method (Check only one box) : Note : "CAM" does not include taxes and insurance costs . (a) Base - year expenses : Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed the amount of the monthly base - year expenses for the calendar year for : taxes ; insurance ; CAM ; structural ; and . (b) Expense - stop : Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed $ per square foot per year for: taxes; insurance; CAM; structural; roof replacement; and . (c) Net : Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property for: taxes; insurance; CAM; structural; roof replacement; and . (4) Projected Monthly Expenses : On or about December 31 of each calendar year, Landlord will project the applicable monthly expenses (those that Tenant is to pay under this lease) for the following calendar year and will notify Tenant of the projected expenses . The projected expenses are based on Landlord's estimates of such expenses . The actual expenses may vary . Notice : The applicable projected expenses at the time the lease commences are shown in the table below . The total area of the Property presently used by Landlord for calculating expense reimbursements is rentable square feet (including any add on factor for common areas) . (5) Reconciliation : Within 120 days after the end of each calendar year, Landlord will notify Tenant of the actual costs of the applicable expenses (those that Tenant is to pay under this lease) for the previous year . If the actual costs of the applicable expenses exceed the amounts paid or owed by Tenant for the previous year, Tenant must pay the deficient amount to Landlord within 30 days after Landlord notifies Tenant of the deficient amount . If the actual costs of the applicable expenses are less than the amounts paid by Tenant for the previous year, Landlord will refund the excess to Tenant or will credit the excess to Tenant's next rent payment(s) . Tenant may audit or examine those items in Landlord's records that relate to Tenant's obligations under this Paragraph 4 J . Landlord will promptly refund to Tenant any overpayment revealed by an audit or examination . If the audit or examination reveals an error of more than 5 % over the amounts Landlord collected in a calendar year from Tenant under this lease, Landlord will pay the reasonable cost of the audit or examination . Landlord may not seek a deficiency from Tenant under this paragraph if Landlord fails to timely provide the required notice . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 5 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 5. SECURITY DEPOSIT: A. Upon execution of this lease, Tenant will pay $ 20 , 000 . 00 to Landlord as a security deposit . B. Landlord may apply the security deposit to any amounts owed by Tenant under this lease . If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated . C. Within 60 days after Tenant surrenders the leased premises and provides Landlord written notice of Tenant's forwarding address, Landlord will refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease . 6. TAXES : Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises . Tenant waives all rights to protest the appraised value of the leased premises and the Property, or appeal the same and all rights to receive notices of reappraisal set forth in sections 41 . 413 and 42 . 015 of the Texas Tax Code . 7. UTILITIES: A. The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.) N/A Landlord Tenant (1) Water (2) Sewer (3) Electric (4) Gas (5) Telephone (6) Internet (7) Cable (8) Trash (9) (10) All other utilities B. The party responsible for the charges under Paragraph 7 A will pay the charges directly to the utility service provider . The responsible party may select the utility service provider, except that if Tenant selects the provider, any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord's prior consent, which Landlord will not unreasonably withhold . If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount . C. Notice : Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant's intended use. D. After - Hours HVAC Charges : "HVAC services" means heating, ventilating, and air conditioning of the leased premises. (Check one box only.) (1) Landlord is obligated to provide the HVAC services to the leased premises only during the Property's operating hours specified under Paragraph 9C. X X X X X X X X X (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 6 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

(a) $1,000,000; or (b) $2,000,000. If neither box is checked the minimum amount will be $1,000,000. 1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 (2) Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9 C for no additional charge and will, at Tenant's request, provide HVAC services to the leased premises during other hours for an additional charge of $ per hour . Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord's invoice . Hourly charges are charged on a half - hour basis . Any partial hour will be rounded up to the next half hour . Tenant will comply with Landlord's procedures to make a request to provide the additional HVAC services under this paragraph . X (3) Tenant will pay for the HVAC services under this lease. 8. INSURANCE: A. During all times this lease is in effect, Tenant must, at Tenant's expense, maintain in full force and effect from an insurer authorized to operate in Texas: (1) commercial general liability insurance naming Landlord as an additional insured with policy limits on an occurrence basis in a minimum amount of: (check only (a) or (b) below) X (2) personal property damage insurance for the business operations being conducted in the leased premises and contents in the leased premises in an amount sufficient to replace such contents after a casualty loss ; and (3) business interruption insurance sufficient to pay 12 months of rent payments . B. Before the Commencement Date, Tenant must provide Landlord with a copy of insurance certificates evidencing the required coverage . If the insurance coverage is renewed or changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the renewal or change, provide Landlord a copy of an insurance certificate evidencing the renewal or change . C. If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may: (1) purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or (2) exercise Landlord's remedies under Paragraph 20. D. Unless the parties agree otherwise, Landlord will maintain in full force and effect insurance for : (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property ; and (2) any commercial general liability insurance in an amount that Landlord determines reasonable and appropriate . E. If there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant's use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase . Any charge to Tenant under this Paragraph 8 E will be equal to the actual amount of the increase in Landlord's insurance premium . 9. USE AND HOURS: A. Tenant may use the leased premises for the following purpose and no other: Any legal use . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 7 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 B. Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the industry in which Tenant represents it operates . C. The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays) : . 10. LEGAL COMPLIANCE: A. Tenant may not use or permit any part of the leased premises or the Property to be used for: (1) any activity which is a nuisance or is offensive, noisy, or dangerous; (2) any activity that interferes with any other tenant's normal business operations or Landlord's management of the Property; (3) any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners' association rules, tenants' association rules, Landlord's rules or regulations, or this lease; (4) any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance; (5) any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters ; (6) the permanent or temporary storage of any hazardous material ; or (7) . B. "Hazardous material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted . C. Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant's intended use . Tenant must satisfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property . Tenant agrees that it is not relying on any warranty or representation made by Landlord, Landlord's agent, or any broker concerning the use of the leased premises or Property . 10. SIGNS: A. Tenant may not post or paint any signs or place any decoration outside the leased premises or on the Property without Landlord's written consent . Landlord may remove any unauthorized sign or decorations, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign or decorations . B. Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property . Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property . C. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move - out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all signs or decorations that were placed on the Property or leased premises by or at the request of Tenant . Any signs or decorations that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 8 of 18 1207 N FM 3083 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 12. ACCESS BY LANDLORD: A. During Tenant's normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers . Landlord may access the leased premises after Tenant's normal business hours if : (1) entry is made with Tenant's permission ; or (2) entry is necessary to complete emergency repairs . Landlord will not unreasonably interfere with Tenant's business operations when accessing the leased premises . B. During the last 30 days of this lease, Landlord may place a "For Lease" or similarly worded sign on the leased premises . 13. MOVE - IN CONDITION : Tenant has inspected the leased premises and accepts it in its present (as - is) condition unless expressly noted otherwise in this lease or in an addendum . Landlord and any agent have made no express or implied warranties as to the condition or permitted use of the leased premises or Property . 14. MOVE - OUT CONDITION AND FORFEITURE OF TENANT'S PERSONAL PROPERTY: A. At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear . Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants . B. If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may : (1) require Tenant, at Tenant's expense, to remove the personal property by providing written notice to Tenant ; or (2) retain such personal property as forfeited property to Landlord . C. "Surrender" means vacating the leased premises and returning all keys and access devices to Landlord . "Normal wear and tear" means deterioration that occurs without negligence, carelessness, accident, or abuse . D. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move - out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant . Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends . 15. MAINTENANCE AND REPAIRS: A. Cleaning : Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles . Landlord X Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the property type . Tenant will maintain any grease trap on the Property which Tenant uses, including but not limited to periodic emptying and cleaning, as well as making any modification to the grease trap that may be necessary to comply with any applicable law . B. Repairs of Conditions Caused by a Party : Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party's guests, patrons, invitees, contractors or permitted subtenants . C. Repair and Maintenance Responsibility : Except as otherwise provided by this Paragraph 15 , the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises (if any) . The specified items must be maintained in clean and good operable (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 9 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

X X X X X X X (1) Foundation, exterior walls and other structural components ............... (2) Roof replacement ............................................................................... (3) Roof repair ......................................................................................... (4) Glass and windows ............................................................................. (5) Fire protection equipment ................................................................... (6) Fire sprinkler systems ........................................................................ (7) Exterior and overhead doors, including closure devices, molding, locks, and hardware ........................................................................... (8) Grounds maintenance, including landscaping and irrigation systems .............................................................................................. (9) Interior doors, including closure devices, frames, molding, locks, and hardware ...................................................................................... (10) Parking areas and walks ..................................................................... (11) Plumbing systems, drainage systems and sump pumps .................... (12) Electrical systems, mechanical systems ............................................ (13) Ballast and lamp replacement ............................................................ (14) Heating, Ventilation and Air Conditioning (HVAC) systems ................ (15) HVAC system replacement ................................................................. (16) Signs and lighting: ............................................................................... (a) Pylon ............................................................................................. (b) Fascia ........................................................................................... (c) Monument ..................................................................................... (d) Door/Suite ..................................................................................... (e) Directional ..................................................................................... (f) Other: ............. (17) Extermination and pest control, excluding wood - destroying insects. (18) Fences and Gates .............................................................................. (19) Storage yards and storage buildings .................................................. (20) Wood - destroying insect treatment and repairs ................................... (21) Cranes and related systems ............................................................... (22) (23) (24) All other items and systems. ............................................................... D. Repair Persons : Repairs must be completed by trained, qualified, and insured repair persons. E. HVAC Service Contract : If Tenant maintains the HVAC system under Paragraph 15C(14), Tenant is is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and Tenant will reimburse Landlord for the expense of such maintenance and service contract or Landlord may exercise Landlord's remedies under Paragraph 20. 1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 condition . If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification . The specified items include and relate only to real property in the leased premises . Tenant is responsible for the repair and maintenance of its personal property . (Check all that apply . ) N/A Landlord Tenant X X X X X X X X X X X X X X X X X X (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 10 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com James Green

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 F . Common Areas : Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property . Landlord will maintain any elevator and signs in the common area . Landlord may change the size, dimension, and location of any common areas, or allocate areas for short term or reserved parking for specific tenants, provided that such change does not materially impair Tenant's use and access to the leased premises . Tenant has the non - exclusive license to use the common areas in compliance with Landlord's rules and regulations . Tenant may not solicit any business in the common areas or interfere with any other person's right to use the common areas . This paragraph does not apply if Paragraph 2 A(2) applies . G . Notice of Repairs : Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord's responsibility to repair . All requests for repairs to Landlord must be in writing . H . Failure to Repair : Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair . If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may : (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain ; or (2) exercise Landlord's remedies under Paragraph 20 . 16. ALTERATIONS: A. Tenant may not alter (including making any penetrations to the roof, exterior walls or foundation), improve, or add to the Property or the leased premises without Landlord's written consent . Landlord will not unreasonably withhold consent for the Tenant to make reasonable non - structural alterations, modifications, or improvements to the leased premises . B. Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord's consent . If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord . C. If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order and in compliance with Paragraphs 16 A and 17 . D. Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord's property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing . 17. LIENS : Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way . If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord's demand : (1) pay the lien and have the lien released of record ; or (2) take action to discharge the lien . Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph . 18. LIABILITY : To the extent permitted by law, Landlord is NOT responsible to Tenant or Tenant's employees, patrons, guests, or invitees for any damages, injuries, or losses to person or property caused by : A. an act, omission, or neglect of : Tenant ; Tenant's agent ; Tenant's guest ; Tenant's employees ; Tenant's patrons ; Tenant's invitees ; or any other tenant on the Property ; (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 11 of 18 Phone: 2817991029 Fax: (936) 856 - 7986 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 B . fire, flood, water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, terrorism, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses . 19. INDEMNITY : Each party will indemnify, defend, and hold the other party harmless from any property damage, personal injury, suits, actions, liabilities, damages, cost of repairs or service to the leased premises or Property, or any other loss caused, negligentIy or otherwise, by that party or that party's employees, patrons, guests, or invitees . 20. DEFAULT: A. If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord's failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law . If, however, Landlord's non - compliance reasonably requires more than 30 days to cure, Landlord will not be in default if the cure is commenced within the 30 - day period and is diligently pursued . B. If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default . If Tenant fails to comply with this lease for any other reason within 20 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default . C. If Tenant is in default, Landlord may, with at least 3 days written notice to Tenant : (i) terminate this lease, or (ii) terminate Tenant's right to occupy the leased premises without terminating this lease and may accelerate all rents which are payable during the remainder of this lease or any renewal period . Landlord will attempt to mitigate any damage or loss caused by Tenant's breach by using commercially reasonable means . If Tenant is in default, Tenant will be liable for : (1) any lost rent; (2) Landlord's cost of reletting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises; (3) repairs to the leased premises for use beyond normal wear and tear; (4) all Landlord's costs associated with eviction of Tenant, such as attorney's fees, court costs, and prejudgment interest; (5) all Landlord's costs associated with collection of rent such as collection fees, late charges, and returned check charges; (6) cost of removing any of Tenant's equipment or fixtures left on the leased premises or Property ; (7) cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant's employees, patrons, guests, or invitees in the leased premises or Property ; (8) cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property ; and (9) any other recovery to which Landlord may be entitled under this lease or under law . 21. ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY, AND LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to: (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant's property; and (d) ''lock - out'' of Tenant. 22. HOLDOVER : If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant - at - will and must vacate the leased premises immediately upon receipt of demand from Landlord . No holding over by Tenant, with or without the consent of Landlord, will extend this lease . Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover . Rent for (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 12 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 any holdover period will be 150% of the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand. 23. LANDLORD'S LIEN AND SECURITY INTEREST : To secure Tenant's performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant's nonexempt personal property that is in the leased premises or on the Property . This lease is a security agreement for the purposes of the Uniform Commercial Code . Landlord may file a financing statement to perfect Landlord's security interest under the Uniform Commercial Code . 24. ASSIGNMENT AND SUBLETTING : Landlord may assign this lease to any subsequent owner of the Property . Tenant may not assign this lease or sublet any part of the leased premises without Landlord's written consent . An assignment of this lease or subletting of the leased premises without Landlord's written consent is voidable by Landlord . If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord . 25. RELOCATION: A . By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements . Landlord will pay Tenant's reasonable out - of - pocket moving expenses for moving to the other location . "Moving expenses" means reasonable expenses incurred by Tenant payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant's office equipment required by the relocation, and printing companies for reprinting Tenant's stationary, business cards, and marketing materials containing Tenant's address . A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended . Landlord may not require Tenant to relocate to another location in the Property without Tenant's prior consent. X B. 26. SUBORDINATION: A. This lease and Tenant's leasehold interest are and will be subject, subordinate, and inferior to: (1) any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes; (2) all advances made under any such lien, encumbrance, or ground lease; (3) the interest payable on any such lien or encumbrance; (4) any and all renewals and extensions of any such lien, encumbrance, or ground lease; (5) any restrictive covenant affecting the leased premises or the Property; and (6) the rights of any owners' association affecting the leased premises or Property. B. Tenant must, on demand, execute a subordination, attornment, and non - disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant's rights under this lease are recognized by the lien - holder . 27. ESTOPPEL CERTIFICATES AND FINANCIAL INFORMATION: A. Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies the terms and conditions of this lease . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 13 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 B . Within 30 days after receipt of a written request from Landlord, Tenant will provide to Landlord Tenant's current financial information (balance sheet and income statement) . Landlord may request the financial information no more frequently than once every 12 months . 28. CASUALTY LOSS: A. Tenant must immediately notify Landlord of any casualty loss in the leased premises . Within 20 days after receipt of Tenant's notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50 % unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss . B. If the leased premises are less than 50 % unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty . If Landlord fails to substantially restore within the time required, Tenant may terminate this lease . C. If the leased premises are more than 50 % unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may : (1) terminate this lease ; or (2) restore the leased premises to substantially the same condition as before the casualty . If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease . D. If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may : (1) choose not to restore and terminate this lease ; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days . E. If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable . 29. CONDEMNATION : If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate . If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable . Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award . Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property . 30. ATTORNEY'S FEES : Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney's fees, and all other costs of litigation from the nonprevailing party . 31. REPRESENTATIONS: A. Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord . Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign this lease . If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default . B. Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except : . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 14 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 C . Each party and each signatory to this lease represents that : (1) it is not a person named as a Specially Designated National and Blocked Person as defined in Presidential Executive Order 13224 ; (2) it is not acting, directly or indirectly, for or on behalf of a Specially Designated and Blocked Person ; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a Specially Designated and Blocked Person . Any party or any signatory to this lease who is a Specially Designated and Blocked person will indemnify and hold harmless any other person who relies on this representation and who suffers any claim, damage, loss, liability or expense as a result of this representation . 32. BROKERS: A. The brokers to this lease are: Principal Broker: Principal Broker: (Check only one box) Cooperating Broker: Agent: Address: Phone & Fax: E - mail: License No.: Cooperating Broker represents Tenant. represents Landlord only. represents Tenant only. is an intermediary between Landlord and Tenant. B. Fees : (1) Principal Broker's fee will be paid according to: (Check only one box) . (a) a separate written commission agreement between Principal Broker and: Landlord Tenant. (b) the attached Commercial Lease Addendum for Broker's Fee (TXR - 2102). (2) Cooperating Broker's fee will be paid according to: (Check only one box) . (a) a separate written commission agreement between Cooperating Broker and: Principal Broker Landlord Tenant. (b) the attached Commercial Lease Addendum for Broker's Fee (TXR - 2102). 33. ADDENDA : Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents . If Landlord's Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time . 34. NOTICES : All notices under this lease must be in writing and are effective when hand - delivered, mailed by certified mail return receipt requested, sent by a national or regional overnight delivery service that provides a delivery receipt, or sent by confirmed facsimile transmission to : X Landlord at: Charles E Webb Jr Family Partnership LTD , Address : PO Box 242 Conroe, TX 77305 Attention : Charles E Webb Jr 936 - 672 - 1394 Fax : (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 15 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 Green and Associates Real Estate Services Agent : James Green Address : 204 West Montgomery Willis, TX 77378 Phone & Fax : (936) 856 - 0355 E - mail : jgreen 03 @msn . com License No .: 0516990 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 and a copy to : Address : Attention : Fax : X Landlord also consents to receive notices by e - mail at: cewfpinvestments@gmail.com Tenant at the leased premises, and to: Olenox Corp . Address : 1773 Westborough Dr, Katy, TX 77449 Attention : 940 - 495 - 2155 Fax : and a copy to : Address : Attention : Fax : X Tenant also consents to receive notices by e - mail at: mikem@olenox.com 35 . SPECIAL PROVISIONS : The following special provisions apply and will control in the event of a conflict with other provisions of this lease . (If special provisions are contained in an addendum, identify the applicable addendum on the cover page of this lease . ) Landlord will not be responsible for repair or replacement for HVAC systems in warehouse, just office space . 36. AGREEMENT OF PARTIES: A. Entire Agreement : This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement . B. Binding Effect : This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns . C. Joint and Several : All Tenants are jointly and severally liable for all provisions of this lease . Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 16 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning: Conroe, TX 77304 D. Controlling Law : The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease . E. Severable Clauses : If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable . F. Waiver : Landlord's delay, waiver, or non - enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease . G. Quiet Enjoyment : Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference . H. Force Majeure : If the performance of any party to this lease is delayed by strike, lock - out, shortage of material, governmental restriction, riot, war, epidemic, pandemic, quarantine, or by other cause, without fault and beyond the control of the party obligated (financial inability excepted), performance of such act will be abated for the period of the delay ; provided, however, nothing in this paragraph excuses Tenant from the prompt payment of rent or other charge, nor will Tenant's inability to obtain governmental approval for its intended use of the leased premises excuse any of Tenant's obligations hereunder . I. Time : Time is of the essence. The parties require strict compliance with the times for performance. J. Counterparts : If this lease is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement . 37. EFFECTIVE DATE : The effective date of this lease is the date the last party executes this lease and initials any changes . 38. LICENSE HOLDER DISCLOSURE : Texas law requires a real estate license holder who is a party to a transaction or acting on behalf of a spouse, parent, child, business entity in which the license holder owns more than 10% , or a trust for which the license holder acts as a trustee or of which the license holder or the license holder's spouse, parent or child is a beneficiary, to notify the other party in writing before entering into a contract of sale or rental agreement . Disclose if applicable : . (TXR - 2101) 07 - 08 - 22 Initialed for Identification by Landlord: , , and Tenant: , Page 17 of 18 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 Phone: 2817991029 Fax: (936) 856 - 7986 1207 N FM 3083 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

1207 N FM 3083 Rd Commercial Lease concerning : Conroe, TX 77304 Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance inspections . The parties should seek experts to render such services . READ THIS LEASE CAREFULLY . If you do not understand the effect of this Lease, consult your attorney BEFORE signing . Landlord: By: By: By (signature) : Printed Name : Title : Date : Tenant: Olenox Corp. By: By (signature): Printed Name: Title: By: By (signature) : Printed Name : Title : Date : (TXR - 2101) 07 - 08 - 22 Page 18 of 18 Phone: 2817991029 Fax: (936) 856 - 7986 Charles E Webb Jr Family Partnership LTD Charles E Webb Jr Mike McLaren Date: 9/25/2025 Green and Associates Real Estate Services, 204 West Montgomery Willis TX 77378 1207 N FM 3083 By (signature) : Printed Name : Title : Date : 9 / 25 / 2025 James Green Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

EXHIBIT A RENT & ADDITIONAL TERMS Buyer/Tenant will take occupancy September 26, 2025. A deposit of $20,000 will be due upon execution of the Purchase and Lease documents. The deposit will be credited towards the purchase price at closing. Monthly rent in the amount of $20,000 will be due starting October 1, 2025, and due the first of each month until the property closes. A $4,000 credit per month will be credited to the sales price at closing. Buyer/Tenant has the option to extend closing up to 24 months and must give 90 - days’ advance notice if they will be vacating and terminating the contract. Buyer/Tenant will be responsible to carry rental insurance on the property. The Seller/Landlord and Buyer/Tenant acknowledge and agree that they are each bound by and shall comply with the obligations, duties, and responsibilities set forth in the Texas Realtors Commercial Lease Agreement executed by the parties. The parties further agree to perform their respective obligations in good faith and in accordance with the terms and conditions of the Lease up to the date of closing on the property.